                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 1998

                        PERSONAL DIAGNOSTICS INCORPORATED
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                        0-10128                  22-2325136
    (State or other              Commission File Number          IRS Employer
jurisdiction of incorporation)                                Identification No.


    PO Box 5310, Parsippany, New Jersey                       07054
 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (201) 952-9000

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Item 1.           Changes in Control of Registrant.
                           N/A

Item 2.           Acquisition or Disposition of Assets.
                           N/A

Item 3.           Bankruptcy or Receivership.
                           N/A

Item 4.           Changes in Registrant's Certifying Accountant.
                           N/A

Item 5.           Other Events.

         On September 24, 1998 Personal Diagnostics Incorporated, (the "Registrant") repurchased from John H. Michael, the Registrant's Chairman and CEO, 347,400 shares of Common Stock of the Registrant held by Mr. Michael, at a price of $1.20 per share. After giving effect to the repurchase, there were 4,080,000 shares of the Registrant's Common Stock outstanding, and the repurchased shares were retired and cancelled.

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Item 6.           Resignation of Registrant's Directors.
                           N/A

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                           (a)      Financial Statements of Businesses Acquired.
                                    N/A

                           (b)      Pro Forma Financial Information.
                                    N/A

                           (c)      Exhibits.
                                    N/A

Item 8.           Change in Fiscal Year.
                           N/A


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERSONAL DIAGNOSTICS INCORPORATED
                                        (Registrant)

Date:  October 2, 1998
                                        By:/s/ John H. Michael
                                           -----------------------------------
                                        John H. Michael, Chairman of the Board


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                            Exhibit Index on Page 2